Report of Independent
Registered Public Accounting
Firm


To the Board of Directors and
Shareholders of
The Japan Equity Fund, Inc.
In planning and performing
our audit of the financial
statements of The Japan
Equity Fund, Inc. (hereafter
referred to as the "Fund") as
of and for the year ended
October 31, 2009, in
accordance with the standards
of the Public Company
Accounting Oversight Board
(United States), we
considered the Fund?s
internal control over
financial reporting,
including controls over
safeguarding securities, as a
basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply with
the requirements of Form N-
SAR, but not for the purpose
of expressing an opinion on
the effectiveness of the
Fund's internal control over
financial reporting.
Accordingly, we do not
express an opinion on the
effectiveness of the Fund's
internal control over
financial reporting.

The management of the Fund is
responsible for establishing
and maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates and
judgments by management are
required to assess the
expected benefits and related
costs of controls.  A fund?s
internal control over
financial reporting is a
process designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance with
generally accepted accounting
principles.  A fund's
internal control over
financial reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that,
in reasonable detail,
accurately and fairly reflect
the transactions and
dispositions of the assets of
the fund; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles, and that receipts
and expenditures of the fund
are being made only in
accordance with
authorizations of management
and directors of the fund;
and (3)  provide reasonable
assurance regarding
prevention or timely
detection of unauthorized
acquisition, use or
disposition of a fund?s
assets that could have a
material effect on the
financial statements.

Because of its inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements.  Also,
projections of any evaluation
of effectiveness to future
periods are subject to the
risk that controls may become
inadequate because of changes
in conditions, or that the
degree of compliance with the
policies or procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees, in
the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis.  A material
weakness is a deficiency, or
a combination of
deficiencies, in internal
control over financial
reporting, such that there is
a reasonable possibility that
a material misstatement of
the Fund's annual or interim
financial statements will not
be prevented or detected on a
timely basis.

Our consideration of the
Fund's internal control over
financial reporting was for
the limited purpose described
in the first paragraph and
would not necessarily
disclose all deficiencies in
internal control over
financial reporting that
might be material weaknesses
under standards established
by the Public Company
Accounting Oversight Board
(United States).  However, we
noted no deficiencies in the
Fund?s internal control over
financial reporting and its
operation, including controls
over safeguarding securities,
that we consider to be
material weaknesses as
defined above as of October
31, 2009.
This report is intended
solely for the information
and use of management and the
Board of Directors of the
Fund and the Securities and
Exchange Commission and is
not intended to be and should
not be used by anyone other
than these specified parties.




PricewaterhouseCoopers LLP
New York, New York
December 21, 2009





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